Exhibit 10.67

STI Cavaliere

S.W.I.F.T. ABNANL2R	head office Coolsingel 93 3012 AE ROTTERDAM	mail address P.O. Box 749 3000 AS ROTTERDAM	phone/fax +31-10-4016141 +31-10-4025413

STI CAVALIERE SHIPPING COMPANY LTD

Le Millenium 9

Boulevard Charles III

MC 98000 MONACO

MONACO

Your Reference	Your Date	Our Reference	Our Date	Contact person
S777		NLAA0100239E002	2014.03.13	Anna vd Linden-Rozanska

Advice Of Amendment Of Guarantee

We received following message from issuing bank, as per your special request which we routed to them on 11/3:

:21:NLAA0100239

:79:ATTN.COMMODITIES TRADE SERVICES

OUR REF M16FB1312XD00228

YOUR REF NLAA01000239

IN RESPONSE TO YOUR MT799 DTD 20140311

WE CONFIRM YOU THAT AIM GUARANTEE HAS BEEN ISSUED AND SIGNED TOR AND ON BEHALF OF SHINHAN BANK’

RGDS.

IMPORT DEPT.

SHINHAN BANK CO LTD

120 Taepyeongno 2-ga, Jung-Gu

SEOUL 100-865

KOREA, REPUBLIC OF

with guarantee number:      M16FB1312XD00228

This message is passed on to yourselves without any responsibility from our side to you.

Yours faithfully,
ABN AMRO Bank N.V.

/s/ [ILLEGIBLE]

NLAA0100239

ABN AMRO Bank N.V., gevestigd to Amsterdam Handelsregister K.v.K. Amsterdam, nr 34334259 BTW nr NL820646660B01